Taxes on Income- Valuation Allowance Rollforward (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Deferred Tax Assets, Valuation Allowance [Roll Forward]
Balance at Beginning of Period	$ 17,400	$ 21,511	$ 13,834
Purchase Accounting Adjustments	0	0	7,148
Additional Valuation Allowance	1,326	29	2,738
Allowance Utilization and Other	(6,789)	(4,470)	(2,153)
Effect of Exchange Rate Changes	(207)	330	(56)
Balance at End of Period	$ 11,730	$ 17,400	$ 21,511